FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 5, 2003
UNITED STATES CELLULAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-9712 (Commission File Number)	62-1147325 (IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

Registrant's telephone number, including area code: (773) 399-8900
Not Applicable (Former name or former address, if changed since last report)

Item 5. Other Events.

        United States Cellular Corporation issued a news release reporting earnings for the fourth quarter of 2002.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular on February 5, 2003 relating to such announcement as an exhibit.

Item 7. Financial Statements and Exhibits.

(c)        Exhibits:

        The exhibit accompanying this report is listed in the accompanying Exhibit Index.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:   February 5, 2003

By:	/s/ Kenneth R. Meyers Kenneth R. Meyers Executive Vice President - Finance and Treasurer (Chief Financial Officer)

3

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No. 99.1	Description United States Cellular Corporation's news release dated February 5, 2003 announcing earnings for the fourth quarter of 2002.

4